EXHIBIT 10.5

                                 INFORMAX, INC.

                      NON-PREFERRED HOLDER RIGHTS AGREEMENT


     THIS NON-PREFERRED HOLDER RIGHTS AGREEMENT (the "AGREEMENT") is entered into as of the 29th day of March, 2000, by and between INFORMAX, INC., a Delaware corporation (the "COMPANY") and WPG SOFTWARE FUND, L.P., WPG RAYTHEON SOFTWARE FUND, L.P., WPG INSTITUTIONAL SOFTWARE FUND, L.P., WPG NETWORKING FUND, L.P., WPG RAYTHEON NETWORKING FUND, L.P., WPG INSTITUTIONAL NETWORKING FUND, L.P., AND RAJ MEHRA (the "NON-PREFERRED HOLDERS").

                                    RECITALS

     WHEREAS, Alexander Titomirov, Vadim Babenko (together, the "SELLERS") and the Non-Preferred Holders are parties to a certain Stock Purchase Agreement (the "PURCHASE AGREEMENT") of even date herewith, pursuant to which the Sellers propose to sell to the Non-Preferred Holders Seven Hundred Fifty Thousand (750,000) shares of non-voting common stock of the Company held by the Sellers (the "NON-VOTING STOCK");

     WHEREAS, pursuant to, and in consideration of, the Purchase Agreement: (a) Sellers have exercised the option to purchase in the aggregate 750,000 shares from the Corporation (the "OPTION SHARES") for an aggregate purchase price of Three Hundred Seventy-Five Thousand Dollars ($375,000); and (b) the Corporation and Non-Preferred Holders are entering into this Agreement;

     WHEREAS, the Corporation has granted certain registration rights to the holders of the Series A Convertible Preferred Stock of the Corporation pursuant to that certain Investor Rights Agreement ("INVESTOR RIGHTS AGREEMENT") dated June 22, 1999, by and among, the Corporation and the Investors (as defined therein); and

     WHEREAS, unless otherwise defined herein, capitalized terms used herein shall be given the meanings ascribed to such terms in the Purchase Agreement.

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Purchase Agreement, the parties mutually agree as follows:

SECTION 1. GENERAL

     1.1 DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

     "COMMON STOCK" means the authorized Voting Common Stock and Nonvoting Common Stock of the Company.


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     "EXCHANGE  ACT" means the Securities  Exchange Act of 1934, as amended,  or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar federal statute.

     "FAMILY MEMBER" means a person who is a spouse, child, parent or sibling of the Holder or one or more trusts established for the exclusive benefit of such Holder and/or one or more of such persons.

     "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     "HOLDER" means any person owning of record Registrable Securities that have not been sold to the public or pursuant to Rule 144 any assignee of record of such Registrable Securities to whom rights under Section 2 have been duly assigned in accordance with Section 2.10 hereof, including the Non-Preferred Holders.

     "INITIAL OFFERING" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

     "PRINCIPAL SHAREHOLDERS" means the parties to that certain Shareholder's Agreement by and among the Company and various individuals dated as of September 1, 1990.

     "NON-PREFERRED HOLDERS" means, other than the Preferred Holders (as defined below), any person owning of record Registrable Securities that have not been sold to the public or pursuant to Rule 144 any assignee of record of such Registrable Securities to whom rights under Section 2 have been duly assigned in accordance with Section 2.10 hereof.

     "PREFERRED HOLDERS" means any person owning of record preferred shares of the Company which are Registrable Securities that have not been sold to the public or pursuant to Rule 144 any assignee of record of such Registrable Securities to whom rights under Section 2 of the Preferred Non-Preferred Holder Rights Agreement have been duly assigned in accordance with Section 2.11 of the Investor Rights Agreement.

     "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

     "REGISTRABLE SECURITIES" means (a) Common Stock of the Company issued or issuable upon conversion of the Shares; (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities, and (c) Registrable Securities as such term is defined in the Investor Rights Agreement. Notwithstanding the foregoing, Registrable Securities shall not include any


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securities  sold by a person to the public or sold  pursuant to Rule 144 or sold in a transaction in which the transferor's rights under Section 2 of this Agreement are not assigned in accordance with this Agreement.

     "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of shares determined by calculating the total number of shares of the Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

     "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 2.2 and 2.3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

     "RULE 144" means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

     "SEC" or "COMMISSION" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

     "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and any expenses incurred by a Non-Preferred Holder in connection with a sale of Registrable Securities, including any fees of counsel to such Preferred Holder.

     "SHARES" shall mean the Company's Non-Voting Stock issued pursuant to the Purchase Agreement and held by the Non-Preferred Holder and its permitted assigns.

SECTION 2. RESTRICTIONS ON TRANSFER; REGISTRATION

     2.1 RESTRICTIONS ON TRANSFER.

     (A) Each Non-Preferred Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities:

          (I) unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement;

          (II) in the event that any underwriting  arrangements described herein
     require  the  Non-Preferred   Holders  to  refrain  from  making  any  such
     disposition;


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

          (III) unless and until (A) the transferee of such Shares or Registrable Securities has agreed with the Company in writing to be bound by and comply with the terms of this Agreement, (B) such Non-Preferred Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Non-Preferred Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act; or

          (IV) to any Competitor of the Company. For the purposes of this Agreement, the term "COMPETITOR" means any person, partnership, limited liability company, corporation or other entity (other than the Company) which is engaged as its principal line of business, in the Company's Business." For the purposes of this Agreement, the term "COMPANY'S BUSINESS" means the business of the development and licensing of pharma-informactic software tools of the type developed by the Company.

          (V) Notwithstanding the provisions of paragraphs (i) and (iv) above, no such registration statement under the Securities Act or opinion of counsel shall be necessary for a transfer by a Non-Preferred Holder which is (A) a partnership to its partners or former partners in accordance with partnership interests, (B) a limited liability company to its members or former members in accordance with their interest in the limited liability company, or (C) to the Holder's Family Member or trust for the benefit of an individual Holder; provided that in each case the transferee will be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

     (B) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws):

          THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES SHALL NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED

          THE TRANSFER OF SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS SET FORTH IN A NON-PREFERRED HOLDER RIGHTS


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


          AGREEMENT WHICH CONTAINS RESTRICTIONS ON TRANSFER OTHER THOSE IMPOSED BY SECURITIES LAWS. COPIES OF THE NON-PREFERRED HOLDER RIGHTS AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS.

     (C)  The  Company  shall  be  obligated  to  reissue  promptly   unlegended
certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

     (D) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

     2.2 PIGGYBACK REGISTRATIONS. The Company shall notify all Non-Preferred Holders of Registrable Securities in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company in which one or more of the Company's Principal Shareholders are also offering securities for sale (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Non-Preferred Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Preferred Holder. Each Non-Preferred Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Non-Preferred Holder. If a Non-Preferred Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Non-Preferred Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement in which Company's Principal Shareholders also offer securities for sale as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

     (A) UNDERWRITING. If the registration statement under which the Company gives notice under this Section 2.2 is for an underwritten offering, the Company shall so advise the Non-Preferred Holders of Registrable Securities. In such event, the right of any such Non-Preferred Holder to be included in a registration pursuant to this Section 2.2 shall be conditioned upon such Non-Preferred Holder's participation in such underwriting and the inclusion of such


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Non-Preferred  Holder's Registrable Securities in the underwriting to the extent provided  herein.  All  Non-Preferred  Holders  proposing  to  distribute  their
Registrable   Securities   through  such   underwriting   shall  enter  into  an
underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that
marketing   factors  require  a  limitation  of  the  number  of  shares  to  be underwritten, the number of shares that may be included in the underwriting pursuant to this Section 2.2 shall be allocated, first, to the Company and Preferred Holders as provided by the terms of Investor Rights Agreement; and
second  to  all  other   shareholders   including   securities   including   the
Non-Preferred Holders, on a pro rata basis. If any Non-Preferred Holder disapproves of the terms of any such underwriting, such Non-Preferred Holder may
elect  to  withdraw   therefrom  by  written  notice  to  the  Company  and  the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the
registration.   For  any   Non-Preferred   Holder  which  is  a  partnership  or
corporation,   the  partners,   retired   partners  and   shareholders  of  such
Non-Preferred Holder, or the estates and Family Members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single "NON-PREFERRED HOLDER", and any pro rata reduction with respect to such "NON-PREFERRED HOLDER" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "NON-PREFERRED HOLDER," as defined in this sentence.

     (B) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with
Section 2.4 hereof.

     2.3 FORM S-3 REGISTRATION. In case the Company shall receive from any Non-Preferred Holder or Non-Preferred Holders of Registrable Securities holding at least forty percent (40%) of the Registrable Securities (except that for purposes of calculating such number Registrable Securities as defined in the Investor Rights Agreement shall not be included in such number) a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, which notice shall specify the manner of distribution of such Registrable Securities, the Company will:

     (A) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

     (B) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any


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other Holder or Holders  joining in such  request as are  specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this
Section 2.3:

          (I) if Form S-3 (or any successor to Form S-3) is not available for such offering by the Non-Preferred Holders;

          (II) if the Non-Preferred Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than Five Hundred Thousand dollars ($500,000);

          (III) if within thirty (30) days of receipt of a written request to effect such Form S-3 registration, the Company gives notice to the Non-Preferred Holders of the Company's intention to make a public offering within ninety (90) days of the Company's notice to the Holders or to file a registration statement upon a request of the Preferred Holders pursuant to the Investor Rights Agreement;

          (IV) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.3; provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period;

          (V) if the Company has, within the twelve (12) month period preceding the date of such request, already effected either (a) one (1) registration on Form S-3 for the Non-Preferred Holders pursuant to this Section 2.3, or
     (b) a registration statement at the request of the Preferred Holders pursuant to the Investor Rights Agreement;

          (VI) if the Non-Preferred Holders intend to use an underwriter for such offering and the holders of sixty-six and two-thirds percent (66 2/3%) of the holders of the Registrable Securities fail to consent to such Registriation within fifteen (15) days of receiving notice provided for in
     Section 2.

          (VII) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

     (C) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Non-Preferred Holders.


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     (D)  Notwithstanding  the  foregoing,  the Company shall not be required to effect a registration pursuant to this Section 2.3 after the Company has effected two (2) registrations on Form S-3 pursuant to this Section 2.3, and such registrations have been declared or ordered effective.

     2.4 EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration under Section
2.2 or Section 2.3 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the Holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for the expenses of any registration proceeding begun pursuant to Section 2.3, the request of which has been subsequently withdrawn by the Initiating Holders, unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Company was aware and of which the Initiating Holders were not aware at the time of such request; or (b) the Non-Preferred Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section 2.3 (in which event such right shall be forfeited by all Non-Preferred Holders). If the Non-Preferred Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Section 2.3 to a Form S-3 registration.

     2.6   OBLIGATIONS  OF  THE  COMPANY.   Whenever   required  to  effect  the
registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

     (A) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to sixty (60) days or, if earlier, until the Holder or Holders have completed the distribution related thereto. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

     (B) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in Section 2.6(a) above.

     (C) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other


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documents as they may reasonably  request in order to facilitate the disposition of Registrable Securities owned by them.

     (D) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

     (E) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Non-Preferred Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

     (F) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     (G) Use its best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

     2.7 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under Section 2.2 or Section 2.3 shall terminate and be of no further force and effect five (5) years after the date of the Company's Initial Offering. In addition, a Non-Preferred Holder's registration rights shall expire if (a) such Holder (together with its affiliates, partners and former partners) holds less than 1% of the Registrable Securities, or (b) all Registrable Securities held by and issuable to such Non-Preferred Holder (and its affiliates, partners, former partners, members and former members) may be sold under Rule 144 during any ninety (90) day period.

     2.8 DELAY OF REGISTRATION; FURNISHING INFORMATION.

     (A) No Non-Preferred Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

     (B) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.2 or 2.3 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

     (C) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.3 if, due to the operation of Section 2.3(b), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the anticipated aggregate offering price required to trigger the Company's obligation to initiate such registration as specified in Section 2.3.

     2.9 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.2 or 2.3:


     (A) To the extent permitted by law, the Company will indemnify and hold harmless each Non-Preferred Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Holder, partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

     (B) To the extent permitted by law, each Non-Preferred Holder will, if Registrable Securities held by such Non-Preferred Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Non-Preferred

Holder selling securities under such registration statement or any of such other Non-Preferred Holder's partners, directors or officers or any person who controls such Non-Preferred Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Non-Preferred Holder, or partner, director, officer or controlling person of such other Non-Preferred Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Non-Preferred Holder under an instrument duly executed by such Non-Preferred Holder and stated to be specifically for use in connection with such registration; and each such Non-Preferred Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Non-Preferred Holder, or partner, officer, director or controlling person of such other Non-Preferred Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this
Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Non-Preferred Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this
Section 2.9 exceed the net proceeds from the offering received by such Non-Preferred Holder.

     (C) Promptly after receipt by an indemnified party under this Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

     (D) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

     (E) The  obligations  of the Company and  Non-Preferred  Holders under this
Section 2.9 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     (F) The foregoing indemnity agreements of the Company and Non-Preferred Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

     2.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Non-Preferred Holder to a transferee or assignee of Registrable Securities which
(a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member of a Non-Preferred Holder; provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree in writing with the Company to be subject to all restrictions set forth in this Agreement. Notwithstanding the foregoing, the rights to cause the Company to register Registrable Securities pursuant to this Section 2 may not be assigned by a Non-Preferred Holder to a transferee or assignee who is a Competitor of the Company. Notwithstanding anything to the contrary, no transfer of shares will require the Company to effect a registration of shares in excess of the limitations set forth in
Section 2.3 of this Agreement.

     2.11 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the

Non-Preferred Holders holding at least sixty six and two-thirds percent (66 2/3%) of the Registrable Securities then outstanding (excluding any Registrable Securities as defined in the Investor Rights Agreement). Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 2, Non-Preferred Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

     2.12 AGREEMENT TO FURNISH INFORMATION. Each Non-Preferred Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 2.12 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one-hundred eighty (180) day period.

2.13 MARKET STAND-OFF.

     (a) Each Non-Preferred Holder agrees that, without the prior written consent of the representative designated by the underwriters any Public Offering (the "REPRESENTATIVE"), such Non-Preferred Holder will not, during the one hundred eighty (180) day period following the effective date of a registration statement of the Company relating to each of the Initial Offering and the first Public Offering subsequent to the Initial Offering (the "SECOND PUBLIC OFFERING"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for any shares of Common Stock (whether such shares or any such securities are now owned by the undersigned or are hereafter acquired), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, this Section 2.13(a) shall not limit the ability of any Non-Preferred Holder to participate as a selling stockholder in any Public Offering to the extent a Non-Preferred Holder holds any registration rights or is otherwise permitted to sell stock by the Company and the Representative in a Public Offering. Notwithstanding the preceding, the Non-Preferred Holders may transfer as permitted by and in accordance with
Section 2.10. In furtherance of the foregoing, the Company and any transfer agent are hereby authorized by each Non-Preferred Holder to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Section 2.13(a).

     (b) The provisions of Section 2.13(a) shall terminate upon the earlier to occur of (i) 180 days following the consummation of the Second Public Offering, or (ii) June 30, 2009.

SECTION 3. COVENANTS OF THE COMPANY

     3.1 BASIC FINANCIAL INFORMATION AND REPORTING.

     As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, the Company will furnish each Non-Preferred Holder a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors.

     3.2 CONFIDENTIALITY OF RECORDS. Each Non-Preferred Holder agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such Non-Preferred Holder uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Non-Preferred Holder may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Non-Preferred Holder for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of, and agrees to comply with, the confidentiality provisions of this
Section 3.2.

     3.3 CONVERSION OF SHARES. If the Company converts any other shares of Nonvoting Common Stock into shares of Voting Common Stock, each Non-Preferred Holder will have the right to have its shares of Nonvoting Common Stock converted into fully paid and assessable shares of Voting Common Stock, on the same terms and conditions as are applicable to such conversion of other shares of Nonvoting Common Stock.

     3.4 TERMINATION OF COVENANTS. All covenants of the Company contained in this Section 3 of the Agreement shall expire and terminate as to each Non-Preferred Holder upon the earlier to occur of (i) the effective date of the registration statement pertaining to the Initial Offering; (ii) upon (a) the sale, lease or other disposition of all or substantially all of the assets of the Company or (b) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction, provided that this Section 3.4 shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company (a "CHANGE IN CONTROL"); or (iii) the termination of this Agreement.

SECTION 4. MISCELLANEOUS

     4.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware (without regard to the conflicts of laws principles thereof).

     4.2 SURVIVAL. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     4.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee of such Registrable Securities, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

     4.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     4.5 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     4.6 AMENDMENT AND WAIVER.

     (A) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities held by the Non-Preferred Holders.

     (B) Except as otherwise expressly provided, the obligations of the Company and the rights of the Non-Preferred Holders under this Agreement may be waived only with the written consent of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities.

     (C) Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company to include additional purchasers of Shares as "NON-PREFERRED HOLDERS," "HOLDERS" and parties hereto.

     4.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Non-Preferred Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

     4.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address as such party may designate by ten
(10) days advance written notice to the other parties hereto.

     4.9 ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     4.10 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     4.11 ADDITIONAL NON-PREFERRED HOLDER. Notwithstanding anything to the contrary contained herein, if the Company, any holder of Common Stock may, with the consent of the Company, become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an "NON-PREFERRED HOLDER" hereunder.

     4.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this NON-PREFERRED HOLDER RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

                             COMPANY:

                             INFORMAX, INC.


                             By: /s/ Alexander Titomirov
                                -------------------------------------------

                             Name: Alexander Titomirov
                                  -----------------------------------------

                             Title: CEO and President
                                   ----------------------------------------



                             NON-PREFERRED HOLDERS:

                             WPG SOFTWARE FUND, L.P.,
                             BY ITS GENERAL PARTNER

                             By: /s/ Benjamin Taylor BT/RM
                                -------------------------------------------
                                Benjamin Taylor, in his individual capacity


                             WPG RAYTHEON SOFTWARE FUND,
                             L.P., BY ITS GENERAL PARTNER


                             By: /s/ Benjamin Taylor BT/RM
                                -------------------------------------------
                                Benjamin Taylor, in his individual capacity


                             WPG INSTITUTIONAL SOFTWARE
                             FUND, L.P., BY ITS GENERAL PARTNER


                             By: /s/ Benjamin Taylor BT/RM
                                 -------------------------------------------
                                Benjamin Taylor, in his individual capacity


                             WPG NETWORKING FUND, L.P., BY ITS
                             GENERAL PARTNER

                             By: /s/ Raj Mehra
                                -------------------------------------------
                                Raj Mehra, in his individual capacity


                             WPG RAYTHEON NETWORKING FUND,
                             L.P., BY ITS GENERAL PARTNER


                             By: /s/ Raj Mehra
                                -------------------------------------------
                                Raj Mehra, in his individual capacity


                             WPG INSTITUTIONAL NETWORKING
                             FUND, L.P., BY ITS GENERAL PARTNER


                             By: /s/ Raj Mehra
                                -------------------------------------------
                                Raj Mehra, in his individual capacity


                             RAJ MEHRA

                             /s/ Raj Mehra
                             ----------------------------------------------